The Brazil Fund, Inc.

Annual Report
December 31, 1995


A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.

Investment objective and policies

  o long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment characteristics

  o closed-end investment company investing in a broad spectrum of Brazilian industries

  o a vehicle for international diversification through participation in the Brazilian economy

General Information

Executive offices

   The Brazil Fund, Inc.
   345 Park Avenue
   New York, NY 10154

   Telephone:

   For Fund information:  1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

   For account information: 617-575-3120

   The First National Bank of Boston
   Attn. Investor Relations Department
   Mail Stop 45-02-09
   P.O. Box 644
   Boston, MA 02102-0644

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Debevoise & Plimpton

Independent Accountants

   Price Waterhouse LLP

New York Stock Exchange Symbol--BZF


Contents

In Brief                                                   3
Letter to Shareholders                                     3
Other Information                                          7
Investment Summary                                         8
Portfolio Summary                                          9
Investment Portfolio                                      10
Financial Statements                                      13
Financial Highlights                                      16
Notes to Financial Statements                             17
Report of Independent Accountants                         21
Tax Information                                           22
Dividend Reinvestment
   and Cash Purchase Plan                                 23
Shareholder Meeting Results                               25
Investment Manager and Administrator                      26
Directors and Officers                                    27

This report is sent to the shareholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

In Brief


o The Brazil Fund, Inc. provided a -23.31% total return in net asset value in 1995, due largely to price declines early in the year and a concurrent loss of investor confidence triggered by the Mexican peso crisis.


o Economic and political reforms continued throughout the year and the Real Plan provided encouraging results, including the lowest rate of inflation in 22 years. The country's gross domestic product grew at a rate of approximately 4% for the year.

o The portfolio maintained substantial investments in privatization candidates, particularly in the telecommunications and electric utility industries for their near-term investment potential.


Letter to Shareholders


Dear Shareholders:

   This report discusses the investment activities of The Brazil Fund, Inc. for the year ended December 31, 1995.

   The Fund's total return was -23.31% for the 12-month period, reflecting a decline in net asset value per share, the reinvestment of dividends and capital gains, and the economic value accruing to shareholders who subscribed to newly issued shares of the Fund at a discount to net asset value.

   The Sao Paulo Stock Exchange Index declined 13.93% for the year, while its market capitalization fell 21.95%, closing the year at $147.6 billion. The disparity between the performance of the Index and the Exchange's market value reflects the overweighting in the Index of a small number of stocks that dominate daily trading activity.

   Most of the decline in the Sao Paulo stock market occurred in the early months of the year. This is not surprising, given the tremendous shock to confidence that the December 1994 devaluation of the Mexican peso delivered to investors. After absorbing new risks raised by the Mexican devaluation, including the risk of a major devaluation of the Real, the Brazilian stock market was relatively stable over the last nine months of the year. This was an encouraging sign to investors, since it appeared to signal a consolidation of the impressive stock market gains achieved over the 1993-1994 period, when the market value of the Sao Paulo Stock Exchange expanded four-fold.

   In November, the Fund offered its existing shareholders and other investors rights to subscribe to new shares of stock. This was the first time the Fund raised capital since its initial public offering in March 1988. Slightly more than four million new shares were issued in December at $15.75 per share. After deducting offering expenses and broker and dealer manager fees, the Fund received approximately $61.7 million. We appreciate the support the Fund's shareholders gave to this successful effort.

   The Brazil Fund has traditionally been fully invested in equities. Because the proceeds of the rights offering were received late in the year, only a small portion of the total had been invested by year-end. This accounts for the unusually large percentage of the portfolio invested in money market instruments on December 31.

Economic and Political Developments

   Controlling inflation has been the acid test for all economic stabilization programs since the Cruzado Plan was implemented in 1986. The Cardoso administration's principal challenge in 1995 was to prove that the early success of the Real Plan in curtailing inflation was not a short-lived economic event. This test was passed with flying colors in two important respects:

   First, the inflation rate, at 23% to 24% for the year, was the lowest in 22 years. Inflation in 1994, by comparison, was 1,094%. The country's public sector borrowing requirement -- the most comprehensive measure of fiscal deficit -- plunged from 43.7% of gross domestic product in 1994 to an estimated 7.0% of GDP last year, thereby reinforcing the point that any successful economic stabilization plan in Brazil requires that the budget deficits of state, local, and federal governments be controlled. Many economists currently forecast an inflation rate of 15% to 17% for this year.

   Second, the Cardoso administration left no doubt that it would use all available policy weapons to ratchet the inflation rate down, even at the risk of provoking an economic slowdown. When it became clear that the supercharged 9% to 10% annual rate of economic growth experienced in the first quarter of 1995 threatened to undermine the Real Plan, the government moved vigorously to dampen demand and cut off any chance of a rekindling of inflationary expectations. These efforts were successful. The economy experienced a declining rate of inflation while growing at approximately 4% for the full year.

   Much of the pain attributable to the Real Plan appeared to be localized. Unemployment rose but mainly in those industries, such as automobiles and white goods, that are dependent on easy credit to finance the purchase of big-ticket items. The financial strains of tight credit and high real rates of interest also put a heavy burden on the banking industry, and a small number of banks had to be liquidated. Speedy regulatory action and the enactment of a credible deposit insurance scheme limited the damage to the banking industry as a whole. Personal and corporate bankruptcies increased. The Brazilian corporate sector, however, has generally shunned balance sheet leverage. For this reason, the economy was able to absorb the impact of real rates of interest ranging from 25% to 35% and declining rates of industrial production without experiencing the widespread financial catastrophes that afflicted the more debt-laden Mexican economy in 1995.

   The administration's challenge this year is to continue dismantling those economic and political arrangements that, over the years, have tended to institutionalize inflation and stifle high rates of savings and investment. As he moves his program forward, President Cardoso can count on strong public opinion approval. All polls indicate that a majority of voters is willing to accept short-term economic discomfort for the sake of longer-term price stability and the promise of higher living standards. This broad public support gives President Cardoso an enormous political advantage in his negotiations with the Congress.

   Investors at times were frustrated with the slow pace at which the Cardoso program moved through Congress in 1995. Nevertheless, the administration prevailed on every crucial item in last year's legislative agenda. We believe this achievement is directly linked to the broad-based public approval of both the Real Plan and President Cardoso's job performance. The administration's most publicized defeat was its proposal to tax capital gains earned by foreign investors. This was dead on arrival at the Chamber of Deputies.

   Among the important legislative accomplishments of the year were the opening of the telecommunications industry to private sector competition, the termination of the Petrobras oil monopoly, the elimination of restrictions on foreign direct investment in Brazil, and a reduction in the corporate income and social contribution tax rates. The administration mandated an end to the automatic indexation of wages to past inflation. In a similar vein, the new tax law bans the monetary correction of financial statements beginning in 1996.

   The government's 1996 legislative program will emphasize reforming the social security system, rationalizing the burdensome Brazilian tax structure, and eliminating or substantially altering lifetime job guarantees for public sector workers.

   We believe the administration will win more than half a loaf from Congress this year, despite the controversial nature of its programs. Reality dictates the necessity for change. The social security system, for example, will be bankrupt before those Brazilians entering the work force this year reach retirement. This is widely understood, and the system must be reformed in order to avoid social chaos. What is being debated is how to rationalize social security without dealing unfairly with existing workers who entered the labor force under what are today unworkable rules of the game.

   The concept of lifetime job tenure for public workers can be defended on the grounds that it promotes the development of a professional and dedicated civil service immune to partisan influence. In reality, however, political pressures have led to a bloated work force whose salaries alone are now consuming most of the income taxes collected to pay for all activities of government. For a growing number of states and municipalities, virtually no money is left over after paying wages and pensions. Local political leaders have joined the Cardoso government's lobbying of Congress to reform job tenure arrangements, and a number of influential governors have indicated they will impose reform unilaterally in their states in the absence of congressional action.

   The privatization program was another disappointment to investors due to its limited achievements in 1995. The government had planned to sell 17 companies for $4 billion. Instead, it raised only $1 billion through the sale of 8 companies. The administration expects to raise from $10 to $11 billion in 1996 through privatizations, which will likely prove again to be overly optimistic. For example, the budgeted total includes estimated proceeds from the sale of the government's controlling interest in Cia. Vale do Rio Doce, Brazil's mining giant, despite strong political opposition to the sale.

   Brazil is unique among countries that have embarked on a privatization campaign in that many suitable candidates for disposition already have their shares trading in the stock market. The investor does not have to wait for the privatization auction in order to buy a stake in the company. The Brazil Fund, for example, had $114.2 million invested in privatization candidates at the end of 1995, equal to more than 41% of the value of the equity portfolio.

   Profitability for most of Brazil's privatization candidates is materially less than that enjoyed by comparable companies in the private sector. This is especially true of companies in the telecommunications and electric utility industries. Governments are not necessarily poor business managers, although they tend to measure performance by standards that are not widely accepted by private enterprise. Return on invested capital, for example, is not prominent among the measurements by which politicians judge performance.

   The market value for many of the listed Brazilian privatization candidates is generally at a discount to shareholders' capital, reflecting subnormal returns on equity. It is clearly in Brazil's best interest for the government to bolster the earning power of its controlled companies prior to privatization in order to maximize shareholder value at the privatization auction. Last year's increase in the telephone and electricity tariffs was a step in that direction.

   We believe significant privatization activity will occur only after the government has succeeded in closing the gap between the current depressed market value of its holdings and their higher intrinsic value. The most lucrative investment returns, therefore, should be realized prior to a company's privatization. It is for this reason that the Fund will allocate an important share of its new capital to increasing its investment in parastatals, especially electric utility companies.

   President Cardoso's first year in office marked an important turning point in Brazil. Society has been energized by renewed confidence in its ability to deal successfully with problems that in earlier years seemed to have no solutions. Inflation is clearly under control, political reform is making slow but certain progress, investment spending is on the increase, and commercial activity among Mercosul trading partners is expanding. As a result of these positive developments, the Brazilian stock market offers a broad range of investment opportunity in an environment of diminishing risk. We believe shares of The Brazil Fund should provide a competitive investment return to the long-term investor.

   We appreciate your continued interest in The Brazil Fund and welcome any questions and comments you may have.

Respectfully,

/s/Nicholas Bratt             /s/Juris Padegs
Nicholas Bratt                Juris Padegs
President                     Chairman of the Board

Other Information

A Team Approach to Investing

   The Brazil Fund, Inc. is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   The Brazil Fund, Inc. has recently made changes to its portfolio management team. William F. Truscott is no longer on the Fund's portfolio management team in light of his new responsibilities within Scudder. The Fund would like to thank Mr. Truscott for his contribution to the Fund, and welcomes Tara C. Kenney and Paul Rogers to the portfolio management team.

   Lead Portfolio Manager Edmund B. Games, Jr. has set Fund investment strategy and overseen its daily operation since 1988. Mr. Games joined Scudder's equity research area in 1960. Nicholas Bratt, Portfolio Manager, has been a member of the portfolio team since 1988 and has over 20 years of experience in worldwide investing. Mr. Bratt, who has been at Scudder since 1976, is the head of Scudder's Global Equity Department. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy. Ms. Kenney, who joined the Fund's team in 1996, has nine years of financial industry experience. Paul Rogers, Portfolio Manager, also joined the Fund's team in 1996 and is primarily responsible for research on Brazilian corporations. Mr. Rogers joined Scudder in 1994 and has over 10 years of investment experience.

Dividend Reinvestment Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. Its features are more fully described on page 23.

Annual Meeting Election Results

   At the July 25, 1995, Annual Meeting, the shareholders elected two directors, which appeared in your proxy statement. The selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending December 31, 1995, was ratified. Shareholders also approved a new Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc. A new Research and Advisory Agreement between Banco Icatu, S.A. and Scudder, Stevens & Clark, Inc. was also approved by shareholders. Please see the table entitled "Shareholder Meeting Results" on page 25 for more information.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "other offshore funds" below the Scudder, Stevens & Clark, Inc. banner.

THE BRAZIL FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1995
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER   -10.08        --      -12.28         --      -9.72         --
ONE YEAR          -26.37    -26.37      -23.31     -23.31     -13.93     -13.93
THREE YEAR        101.16     26.24       90.48      23.96     190.07      42.62
FIVE YEAR         330.35     33.90      368.64      36.20   1,000.68      61.56
LIFE OF FUND*     216.78     16.08      236.72      17.00     364.30      21.89



-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (A)
YEARLY PERIODS ENDED DECEMBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                       1988*    1989    1990    1991    1992    1993    1994    1995
                     ----------------------------------------------------------------
NET ASSET VALUE...   $12.90   $18.85  $ 5.97  $13.80  $14.12  $20.98  $31.10  $20.73
INCOME DIVIDENDS..   $  .41   $  .89  $  .12  $   --  $   --  $  .08  $   --  $  .30
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $  .28   $ 2.29  $   --  $   --  $  .66  $  .74  $ 2.46  $ 1.05
TOTAL RETURN (%)..    21.99    83.96  -67.98  131.16    6.43   54.19   61.09  -23.31

(a) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund during each period.

(b) Sao Paulo Stock Exchange Index ($).

  * The Fund commenced operations on April 8, 1988.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

THE BRAZIL FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION

Equity Securities  82%
Cash Equivalents   18%
                  ----
                  100%
                  ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS

Sector breakdown of the Fund's equity securities
Telecommunications     17%
Food and Beverage      13%
Banking                10%
Utilities              10%
Forest Products         9%
Mining                  7%
Petroleum               7%
Chemicals               6%
Electrical Equipment    5%
Other                  16%
                      ----
                      100%
                      ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1. COMPANHIA CERVEJARIA BRAHMA

 2. TELECOMUNICACOES BRASILEIRAS S.A.

 3. BANCO ITAU S.A.

 4. TELECOMUNICACOES DE SAO PAULO S.A.

 5. PETROLEO BRASILEIRO S/A

 6. COMPANHIA VALE DO RIO DOCE

 7. COMPANHIA ENERGETICA DE MINAS GERAIS

 8. S/A WHITE MARTINS

 9. COMPANHIA SOUZA CRUZ INDUSTRIA E COMERCIO

10. COMPANHIA SUZANO DE PAPEL E CELULOSE

[THE BRAZIL FUND LOGO] THE BRAZIL FUND, INC.
INVESTMENT PORTFOLIO AS OF DECEMBER 31, 1995

=====================================================================================================================
Industry                         Shares                     Company                                         Value ($)
---------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 82.2%
AUTO PARTS 0.3%                 88,461,800   (pfd.)      Metal Leve S.A. Industria e Comercio............   1,001,162
                                                                                                           ----------
BANKING 8.6%                   870,737,708   (pfd.)      Banco Bradesco S.A..............................   7,614,868
                                19,190,498   (pfd.)      Banco Bradesco S.A. (Rights) (b)................      31,591
                                76,294,208   (pfd.)      Banco Itau S.A..................................  21,272,422
                                                                                                           ----------
                                                                                                           28,918,881
                                                                                                           ----------
CHEMICALS 4.8%                  32,647,000   (voting)    Companhia Petroquimica do Sul S.A...............   1,313,337
                                 4,739,400   (pfd.)      COPENE Petroquimica do Nordeste
                                                               S.A. "A"..................................   2,116,212
                            12,833,921,463   (voting)    S/A White Martins...............................  12,808,173
                                                                                                           ----------
                                                                                                           16,237,722
                                                                                                           ----------
CONSTRUCTION 0.8%                4,476,300   (voting)    Odebrecht S.A...................................   1,934,303
                                   827,600   (voting)    Serrana S.A.*...................................     613,069
                                                                                                           ----------
                                                                                                            2,547,372
                                                                                                           ----------
CONTAINERS 0.4%                  1,700,000   (pfd.)      Dixie Toga S.A..................................   1,469,211
                                                                                                           ----------
ELECTRICAL EQUIPMENT 3.7%        9,042,000   (pfd.)      Brasmotor S.A...................................   1,795,469
                                 6,113,800   (pfd.)      Empresa Brasileira de Compressores S.A..........   3,019,316
                                   527,582   (voting)    Pirelli Cabos S.A.*.............................     569,948
                                17,006,600   (pfd.)      Weg S.A. (b)....................................   6,998,961
                                                                                                           ----------
                                                                                                           12,383,694
                                                                                                           ----------
FINANCE 0.1%                       400,000   (pfd.)      Investimentos Itau S/A..........................     218,118
                                                                                                           ----------
FOOD AND BEVERAGE 10.6%         57,097,913   (pfd.)      Companhia Cervejaria Brahma.....................  23,498,880
                                 6,314,433   (pfd.)      Companhia Cervejaria Brahma Warrants
                                                               (expire 9/30/96)*.........................   1,201,883
                                14,551,430   (pfd.)      Sadia Concordia S/A.............................  10,779,391
                                29,581,812   (pfd.)      Sementes Agroceres S/A..........................     261,746
                                                                                                           ----------
                                                                                                           35,741,900
                                                                                                           ----------
FOREST PRODUCTS 7.2%             5,683,599   (pfd.)      Aracruz Celulose S.A. "B"*......................   8,888,390
                                 2,199,600   (pfd.)      Companhia Suzano de Papel e Celulose............  11,089,089
                                 4,529,740   (pfd.)      Industrias Klabin de Papel e Celulose S/A.......   4,101,210
                                                                                                           ----------
                                                                                                           24,078,689
                                                                                                           ----------
GLASS 2.3%                       2,260,236   (voting)    Companhia Vidraria Santa Marina.................   7,674,035
                                                                                                           ----------
IRON AND STEEL 1.8%          7,400,000,000   (pfd.)      Usinas Siderurgicas de Minas Gerais S/A.........   6,014,713
                                                                                                           ----------


    The accompanying notes are an integral part of the financial statements.

=====================================================================================================================
Industry                          Shares                       Company                                      Value ($)
---------------------------------------------------------------------------------------------------------------------
MINING 5.9%                    113,888,000   (pfd.)        Companhia Vale do Rio Doce...................   18,747,960
                                36,396,800   (voting)      S.A. Mineracao da Trindade...................    1,142,139
                                                                                                          -----------
                                                                                                           19,890,099
                                                                                                          -----------
PETROLEUM 5.7%                 222,739,999   (pfd.)        Petroleo Brasileiro S/A......................   19,018,666
                                                                                                          -----------
RETAILING 2.1%                  68,031,600   (pfd.)        Lojas Americanas S.A.........................    1,595,885
                               247,237,800   (voting)      Lojas Americanas S.A.........................    5,392,707
                                20,379,465   (pfd.)        Mesbla S.A...................................      251,611
                                                                                                          -----------
                                                                                                            7,240,203
                                                                                                          -----------
TELECOMMUNICATIONS 14.2%       511,256,600   (pfd.)        Telecomunicacoes Brasileiras S.A.............   24,617,325
                                 7,702,900   (pfd.)        Telecomunicacoes do Parana S.A...............    2,448,887
                               141,212,067   (pfd.)        Telecomunicacoes de Sao Paulo S.A............   20,776,095
                                                                                                          -----------
                                                                                                           47,842,307
                                                                                                          -----------
TEXTILES AND APPAREL 1.9%      457,766,740   (pfd.)        Cia. Hering..................................    2,401,986
                                92,193,348   (pfd.)        Hering Textil S.A. (b).......................       85,369
                                32,529,600   (pfd.)        Sao Paulo Alpargatas S.A.....................    3,848,865
                                                                                                          -----------
                                                                                                            6,336,220
                                                                                                          -----------
TOBACCO 3.3%                     1,973,043   (voting)      Companhia Souza Cruz Industria e
                                                              Comercio..................................   11,124,313
                                                                                                          -----------
UTILITIES 8.5%                  36,000,000   (pfd.)        Centrais Eletricas Brasileiras S/A "B".......    9,741,242
                               595,740,952   (pfd.)        Companhia Energetica de Minas Gerais.........   13,178,075
                                50,780,000   (pfd.)        Companhia Energetica de Sao Paulo............    1,478,025
                               340,911,500   (voting)      Companhia Paranaense de Energia..............    2,420,175
                                36,240,000   (voting)      Companhia Paulista de Forca e Luz............    1,756,164
                                                                                                          -----------
                                                                                                           28,573,681
                                                                                                          -----------
                                                           TOTAL EQUITY SECURITIES (Cost $124,185,829)..  276,310,986
                                                                                                          -----------

---------------------------------------------------------------------------------------------------------------------
                                Principal
                                Amount ($)
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 5.7%

                               19,028,000                  Repurchase Agreement with Donaldson,
                                                           Lufkin & Jenrette, dated 12/29/95 at
                                                           5.85%, to be repurchased at
                                                           $19,040,368 on 1/2/95, collateralized
                                                           by a $20,100,000 U.S. Treasury Bill,
                                                           11/14/96 (Cost $19,028,000)..................   19,028,000
                                                                                                           ----------


    The accompanying notes are an integral part of the financial statements.

[THE BRAZIL FUND, INC. LOGO] THE BRAZIL FUND, INC.
INVESTMENT PORTFOLIO (CONTINUED)

=====================================================================================================================
                             Principal
                             Amount ($)                 Company                                             Value ($)
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES 12.1%

                                  815,000                  Federal Home Loan Bank, 5.5%, 1/2/96.........      814,876
                               40,000,000                  Federal Home Loan Mortgage Corp., 5.5%,
                                                              1/2/96....................................   39,993,889
                                                                                                          -----------
                                                           TOTAL SHORT-TERM NOTES (Cost $40,808,765)...    40,808,765
                                                                                                          -----------
---------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                              (Cost $184,022,594) (a)...................  336,147,751
                                                                                                          ===========

(a) The cost of the investment portfolio for federal income tax purposes was $184,070,369. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $152,077,382. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $162,968,931 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,891,549.

(b) Securities valued in good faith by the Board of Directors. The cost of these securities at December 31, 1995 aggregated $2,981,849. See Note A of the Notes to Financial Statements.

*        Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

[THE BRAZIL FUND, INC. LOGO] THE BRAZIL FUND, INC.
FINANCIAL STATEMENTS

====================================================================================================================
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost $184,022,594) (Notes A and D) .....                             $ 336,147,751
Cash .....................................................................                                     2,051
Foreign currency holdings, at market (identified cost $4,352,233) (Note A)                                 4,336,702
Receivable for investments sold ..........................................                                    50,513
Dividends and interest receivable ........................................                                   243,128
Other assets .............................................................                                     1,768
                                                                                                       -------------
                Total assets .............................................                               340,781,913
LIABILITIES
Payables:
        Investments purchased ............................................          $     733,229
        Dividend payable .................................................              2,271,709
        Accrued management fee (Note C) ..................................                329,384
        Accrued administrator's fee (Note C) .............................                 33,635
        Accrued offering costs (Note A) ..................................                635,325
        Other accrued expenses (Note C) ..................................                365,720
                                                                                    -------------
                Total liabilities ........................................                                 4,369,002
                                                                                                       -------------
Net assets ...............................................................                             $ 336,412,911
                                                                                                       =============
NET ASSETS
Net assets consist of:
        Accumulated net realized loss ....................................                             $  (1,246,160)
        Net unrealized appreciation (depreciation) on:
                Investments ..............................................                               152,125,157
                Foreign currency denominated transactions ................                                   (17,002)
        Common stock .....................................................                                   162,265
        Additional paid-in capital .......................................                               185,388,651
                                                                                                       -------------
Net assets ...............................................................                             $ 336,412,911
                                                                                                       =============
NET ASSET VALUE per share ($336,412,911/16,226,496 shares of common stock
        outstanding, 50,000,000 shares authorized, $.01 par value) .......                             $       20.73
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

[THE BRAZIL FUND, INC. LOGO] THE BRAZIL FUND, INC.
FINANCIAL STATEMENTS (CONTINUED)

======================================================================================================================
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------------------------
Investment income
        Income:
                Dividends (net of withholding tax of $1,622,237) (Note A)                                 $  9,043,668
                Interest ................................................                                      716,259
                                                                                                          ------------
                                                                                                             9,759,927
        Expenses:
                Management fee (Note C) .................................          $  3,792,455
                Administrator's fee (Note C) ............................                53,962
                Custodian and accounting fees (Note C) ..................               893,403
                Directors' fees and expenses (Note C) ...................                84,647
                Auditing and tax services ...............................                93,950
                Reports to shareholders .................................                79,993
                Legal ...................................................                20,273
                Other ...................................................               156,925
                                                                                   ------------
                Total expenses before reductions ........................             5,175,608
                Expense reductions (Note C) .............................              (175,412)
                                                                                   ------------
                Expenses, net ...........................................                                    5,000,196
                                                                                                          ------------
        Net investment income ...........................................                                    4,759,731
                                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
        Net realized gain (loss) from:
                Investments (Note A) ....................................             8,655,613
                Foreign currency denominated transactions ...............              (524,501)             8,131,112
                                                                                   ------------
        Net unrealized appreciation (depreciation) during the period on:
                Investments .............................................           (99,408,188)
                Foreign currency denominated transactions ...............                20,458            (99,387,730)
                                                                                   ------------           ------------
        Net loss on investment transactions .............................                                  (91,256,618)
                                                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................                                 $(86,496,887)
                                                                                                          ============


    The accompanying notes are an integral part of the financial statements.

===========================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------
                                                                                             YEARS ENDED DECEMBER 31,
                                                                                      -------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                         1995                     1994
---------------------------------------------------------------------------------------------------------------------------
Operations:
        Net investment income (loss) .......................................          $   4,759,731           $  (2,009,799)
        Net realized gain from investment transactions .....................              8,131,112              28,598,195
        Net unrealized appreciation (depreciation) on investment
                transactions during the period .............................            (99,387,730)            125,691,549
                                                                                      -------------           -------------
Net increase (decrease) in net assets resulting from operations ............            (86,496,887)            152,279,945
                                                                                      -------------           -------------
Distributions to shareholders:
        From net investment income (.30 per share) .........................             (4,219,309)                     --
                                                                                      -------------           -------------
        From net realized gains on investment transactions ($.90 and $2.46
                per share, respectively) ...................................            (10,880,906)            (29,783,356)
                                                                                      -------------           -------------
        In excess of net realized gains on investment transactions
                ($.15 per share) ...........................................             (1,810,809)                     --
                                                                                      -------------           -------------
Net asset value of shares issued to shareholders in reinvestment of
        distributions ......................................................              1,578,897                 330,047
                                                                                      -------------           -------------
Net proceeds of shares issued in connection with the Fund's rights offering, net of broker and dealer manager fees of $1,565,047 and expenditures
        and offering costs of $660,000 (Note A) ............................             61,719,953                      --
                                                                                      -------------           -------------
INCREASE (DECREASE) IN NET ASSETS ..........................................            (40,109,061)            122,826,636
Net assets at beginning of period ..........................................            376,521,972             253,695,336
                                                                                      -------------           -------------
NET ASSETS AT END OF PERIOD ................................................          $ 336,412,911           $ 376,521,972
                                                                                      =============           =============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ..................................             12,107,722              12,093,826
        Shares issued to shareholders in reinvestment of distributions .....                 58,774                  13,896
        Shares issued in connection with the Fund's rights offering (Note A)              4,060,000                    --
                                                                                      -------------           -------------
Shares outstanding at end of period ........................................             16,226,496              12,107,722
                                                                                      =============           =============

    The accompanying notes are an integral part of the financial statements.

[THE BRAZIL FUND, INC. LOGO] THE BRAZIL FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                                                     YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------------
                                                                  1995(a)          1994        1993        1992        1991
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .........................    $ 31.10        $ 20.98     $ 14.12     $ 13.80     $  5.97
                                                                  -------        -------     -------     -------     -------
                Net investment income (loss) .................        .38           (.17)        .10         .19         .95
                Net realized and unrealized gain
                        (loss) on investment transactions(c) .      (7.63)(b)      12.75        7.58         .79        6.88
                                                                  -------        -------     -------     -------     -------
Total from investment operations .............................      (7.25)         12.58        7.68         .98        7.83
                                                                  -------        -------     -------     -------     -------
Less distributions:
                From net investment income ...................       (.30)            --        (.08)         --          --
                From net realized gains on investments .......       (.90)         (2.46)       (.74)       (.66)         --
                In excess of net realized gains on investments       (.15)            --          --          --          --
                                                                  -------        -------     -------     -------     -------
Total distributions ..........................................      (1.35)         (2.46)       (.82)       (.66)         --
                                                                  -------        -------     -------     -------     -------
Dilution resulting from the rights offering (Note A) .........      (1.73)            --          --          --          --
                                                                  -------        -------     -------     -------     -------
Broker and dealer manager fees and offering costs (Note A) ...       (.04)            --          --          --          --
                                                                  -------        -------     -------     -------     -------
Net asset value, end of period ...............................    $ 20.73        $ 31.10     $ 20.98     $ 14.12     $ 13.80
                                                                  =======        =======     =======     =======     =======
Market value, end of period ..................................    $ 21.13        $ 33.00     $ 21.13     $ 13.63     $ 14.75
                                                                  =======        =======     =======     =======     =======
TOTAL INVESTMENT RETURN
        Per share market value (%) ...........................     (26.37)         69.81       60.89       (3.91)     122.64
        Per share net asset value (%)(d) .....................     (23.31)         61.09       54.19        6.43      131.16
RATIOS AND SUPPLEMENTAL DATA
        Net assets, end of period ($ millions) ...............        336            377         254         171         167
        Ratio of operating expenses net, to
                average net assets (%)(e)(f) .................       1.62           1.71        1.84        2.22        2.15
        Ratio of net investment income (loss)
                to average net assets (%) ....................       1.54           (.58)        .56        1.13        8.13
        Portfolio turnover rate (%) ..........................       9.65           5.76        4.67        7.94       12.69

(a)      Based on monthly average of shares outstanding during each period.

(b) Due to the timing and magnitude of the rights offering, the amount reported herein is not proportional to the aggregate value reported in the Statements of Operations and Changes in Net Assets and Note E to the financial statements.

(c) Realized and unrealized currency losses on the Fund's interest bearing accounts amounted to $.31 and $.86 per share in 1992 and 1991, respectively.

(d) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

(e) For the years ended December 31, 1993 and 1992 the ratio of expenses, including the Brazilian repatriation tax, to average net assets was 2.22% and 2.39%, respectively.

(f) For the year ended December 31, 1995, the ratio of expenses, before reductions, to average net assets was 1.67%.

[THE BRAZIL FUND, INC. LOGO] THE BRAZIL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES
----------------------------------
The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith amounted to $7,115,921 (2.1% of net assets) and are noted in the Investment Portfolio as of December 31, 1995.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (i) values of investment securities, other assets and liabilities at the daily rate of exchange;

         (ii) purchases and sales of investment securities, dividend and interest income and expenses at the daily rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision was required.

From November 1, 1995 through December 31, 1995 the Fund incurred approximately $1,198,000 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended December 31, 1996.

The Fund is subject to a 15% withholding tax on dividend income. Effective January 1, 1996, the tax on dividend income has been reduced from 15% to 0%. This rate change applies to dividends paid from a company's 1996 profits. Dividends paid from 1995 earnings will continue to be taxed at 15%.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, all of its tax basis net investment income, any net short-term capital gains in excess of net long-term capital losses (including any capital loss carryover) and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses (including any capital loss carryover), which would

[THE BRAZIL FUND, INC. LOGO] THE BRAZIL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

be taxable to the Fund if not distributed. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment and foreign currency related transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

RIGHTS OFFERING. During the year ended December 31, 1995, the Fund issued 4,060,000 shares in connection with a rights offering of the Fund's shares. Shareholders of record on November 20, 1995 were issued one transferable right for each share owned. The rights entitled shareholders the opportunity to purchase one share of common stock for each three rights held at a subscription price of $15.75 per share. Rights offering costs were approximately $660,000 and broker and dealer manager fees were $1,565,047. The net asset value per share of the Fund's common shareholders was reduced by approximately $1.77 per share as a result of the share issuance.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded at the earlier of ex or record date. The Fund uses the identified cost method for determining realized gain or loss on investments and foreign currency for both financial and federal income tax reporting purposes.

B. PURCHASES AND SALES OF SECURITIES
------------------------------------
During the year ended December 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $28,789,591 and $34,707,318, respectively.

C. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS
--------------------------------------------------------------------------
Effective July 26, 1995, the Fund's shareholders approved a new Investment Advisory and Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"). The Fund agrees to pay the Adviser a monthly fee at an annual rate equal to 1.175% of the Fund's average weekly net assets. The Adviser has agreed to not charge the Fund an amount equal to .10% of average weekly net assets in excess of $300,000,000. Under the Management Agreement between the Fund and the Adviser which was in effect prior to July 26, 1995, the Fund agreed to pay the Adviser a monthly fee at an annual rate equal to 1.30% of the first $150,000,000 of the Fund's average weekly net assets, 1.25% of such assets over $150,000,000 and up to and including $300,000,000, and 1.20% of such assets in excess of $300,000,000. For the year ended December 31, 1995, the fee pursuant to the Management Agreement amounted to $3,617,043 and the portion not charged to the Fund, during the period July 26, 1995 to December 31, 1995, amounted to $5,712.

The Adviser has entered into a Research and Advisory Agreement (the "Advisory Agreement") with Banco Icatu S/A (the "Brazilian Adviser"), whereby the Brazilian Adviser provides such investment advice, research, and assistance as the Adviser may from time to time reasonably request. Effective July 26, 1995, the Fund's shareholders approved a new Advisory Agreement with the Brazilian Adviser.

================================================================================

Under the new Advisory Agreement, the Adviser agrees to pay the Brazilian Adviser a monthly fee equal to 0.125% of the first $150,000,000 of the Fund's average weekly net assets, 0.075% of such assets over $150,000,000 and up to and including $300,000,000, and 0.025% of such assets over $300,000,000. Under the Advisory Agreement which was in effect prior to July 26, 1995, the Adviser agreed to pay the Brazilian Adviser a monthly fee, equal to 0.25% of the first $150,000,000 of the Fund's average weekly net assets, 0.15% of such assets over $150,000,000 and up to and including $300,000,000, and 0.05% of such assets over $300,000,000. Additionally, prior to July 26, 1995, the Brazilian Adviser agreed to waive approximately one half of its fees. The Adviser agreed to pass this waiver through to the Fund and reduced its fees accordingly. For the year ended December 31, 1995, the fee pursuant to the Advisory Agreement amounted to $299,426 and the portion waived and reflected as a reduction of the management fee, during the period January 1, 1995 to July 25, 1995, amounted to $169,700.

The Fund and the Adviser entered into an Administration Agreement with Banco de Boston S.A. ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out of pocket expenses. For the year ended December 31, 1995, the Administrator fee amounted to $53,962.

Effective June 6, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $101,528, of which $14,825 is unpaid at December 31, 1995.

The Fund pays each Director not affiliated with the Adviser an annual fee of $6,000 except for two Directors who, as residents of Brazil, receive a fee of $12,000, plus specified amounts for each Board of Directors or committee meeting attended. For the year ended December 31, 1995, Directors' fees and expenses amounted to $84,647, of which $2,000 is unpaid at December 31, 1995.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN BRAZIL
-----------------------------------------------------
Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes, and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by holders of at

[THE BRAZIL FUND, INC. LOGO] THE BRAZIL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

least two-thirds of the Fund's shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (000 OMITTED)
------------------------------------------------------------

                                                                             NET GAIN (LOSS)              NET INCREASE
                                                                            ON INVESTMENT AND              (DECREASE)
                                                                            FOREIGN CURRENCY              IN NET ASSETS
                        INVESTMENT               NET INVESTMENT                DENOMINATED                  RESULTING
                          INCOME                  INCOME (LOSS)               TRANSACTIONS               FROM OPERATIONS
                     ------------------      --------------------         --------------------        ---------------------
                                   PER                       PER                          PER                          PER
1995                 TOTAL        SHARE      TOTAL          SHARE         TOTAL          SHARE        TOTAL           SHARE
----                 -----        -----      -----          -----         -----          -----        -----           -----
March 31,        $   3,337    $       .27  $   2,007     $       .17   $(104,842)    $     (8.64)   $(102,835)    $     (8.47)
June 30,             2,397            .20      1,137             .09      24,101            1.99       25,238            2.08
September 30,        2,128            .18        767             .07      28,946            2.38       29,713            2.45
December 31,         1,898            .12        849             .05     (39,462)          (2.43)     (38,613)          (2.38)
                 ---------    -----------  ---------     -----------   ---------     -----------    ---------     -----------
Totals           $   9,760    $       .77  $   4,760     $       .38   $ (91,257)    $     (6.70)   $ (86,497)    $     (6.32)
                 =========    ===========  =========     ===========   =========     ===========    =========     ===========
                                   PER                       PER                          PER                          PER
1994                 TOTAL        SHARE      TOTAL          SHARE         TOTAL          SHARE        TOTAL           SHARE
----                 -----        -----      -----          -----         -----          -----        -----           -----
March 31,        $   1,119    $       .09  $    (373)    $      (.03)  $  83,849     $      6.93    $  83,476     $      6.90
June 30,               986            .08       (133)           (.01)    (62,259)          (5.15)     (62,392)          (5.16)
September 30,        1,017            .09       (503)           (.04)    182,768           15.11      182,265           15.07
December 31,           829            .07     (1,001)           (.09)    (50,068)          (4.14)     (51,069)          (4.23)
                 ---------    -----------  ---------     -----------   ---------     -----------    ---------     -----------
Totals           $   3,951    $       .33  $  (2,010)    $      (.17)  $ 154,290     $     12.75    $ 152,280     $     12.58
                 =========    ===========  =========     ===========   =========     ===========    =========     ===========

[THE BRAZIL FUND, INC. LOGO] THE BRAZIL FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To The Shareholders and the Board of Directors of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 7, 1996

[THE BRAZIL FUND, INC. LOGO] THE BRAZIL FUND, INC.
TAX INFORMATION
================================================================================

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $1.045 per share from net long term capital gains during its fiscal year ended December 31, 1995. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $9,882,606 as capital gain dividends for its fiscal year ended December 31, 1995.

The Fund pays taxes to Brazil and intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders of record on December 31, 1995, to treat their proportionate shares of certain foreign taxes paid by the Fund as having been paid directly by them. Such shareholders will be required to report their proportionate shares of such taxes paid as income. The Fund paid Brazilian taxes of $1,622,237 ($0.1273 per share) and recognized $7,366,037 ($0.4813 per share) of Brazilian source income.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Brazil Fund account, please call (800) 426-5523.

Dividend Reinvestment and Cash Purchase Plan

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through The First National Bank of Boston, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders   who  do  not   participate   in  the  Plan  will  receive  all
distributions in cash paid by check in dollars mailed directly to the shareholder by The First National Bank of Boston, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o The First National Bank of Boston, P.O. Box 1681, Boston, MA 02105, (617) 575-3120.

Shareholder Meeting Results

The Annual Meeting of Shareholders of The Brazil Fund, Inc. was held on Tuesday, July 25, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York. The three matters voted upon by shareholders and the resulting votes for each matter are presented below.

1. The election of two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

        Director:                                     Number of Votes:
                                               For                    Withheld
        Juris Padegs                        7,899,535                  40,735
        Ronaldo A. da Frota Nogueira        7,897,317                  42,953


2. Ratification or rejection of the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1995.

                                         Number of Votes:

                     For                      Against                   Abstain
                  7,859,587                   66,835                    13,849

3. Approval or disapproval of a new Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.
                                         Number of Votes:

                     For                      Against                   Abstain
                  7,869,442                   32,115                    38,712

4. Approval or disapproval of a new Research and Advisory Agreement between Banco Icatu S.A. and Scudder, Stevens & Clark, Inc.

                                         Number of Votes:

                    For                      Against                   Abstain
                 7,864,244                   35,458                    40,567

Investment Manager
and Administrator

   The investment manager and administrator of The Brazil Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Korea Fund, The Latin America Dollar Income Fund, Scudder New Asia Fund, Scudder New Europe Fund, and Scudder World Income Opportunities Fund are traded on the New York Stock Exhchange and The First Iberian Fund is traded on the American Stock Exchange.

Directors and Officers

JURIS PADEGS*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

EDGAR R. FIEDLER
    Director

ROBERTO TEIXEIRA DA COSTA
    Director and Resident Brazilian Director

RONALDO A. DA FROTA NOGUEIRA
    Director and Resident Brazilian Director

WILSON NOLEN
    Director

EDMOND D. VILLANI*
    Director

LINO OTTO BOHN
    Honorary Director

EDMUND B. GAMES, JR.*
    Vice President

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

PAMELA A. McGRATH*
    Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

COLEEN DOWNS DINNEEN*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.